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                                                                   EXHIBIT 10.5
                                                                   ------------

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

        This First Amendment to Registration Rights Agreement (this "Amendment") is entered into as of October 16, 2001 among PROSOFTTRAINING.COM, a Nevada corporation (the "Company"), and HUNT CAPITAL GROWTH FUND II, L.P., a Delaware limited partnership (the "Security Holder").


                                R E C I T A L S:

     1. The Company and the Security Holder entered into a Registration Rights Agreement dated as of November 22, 1999 (the "Original Agreement").

     2. The Company and the Security Holder now desire to enter into a Securities Purchase Agreement whereby the Security Holder will advance to the Company the amount of $2,500,000 in exchange for a the Company's issuance of a Subordinated Secured Convertible Note (the "Convertible Note") and its execution of other related documents all dated as of the date hereof (the "Transaction Agreements").

     3. The terms of the Convertible Note provide that the Security Holder may elect to convert all or a portion of the value of the Convertible Note into the common stock of the Company, par value $0.001 per share (the "Conversion Shares"); and

     4. In connection with the execution of the Convertible Note and the other Transaction Agreements, the Company and the Secured Party now desire to amend the Original Agreement and confirm the continued legality, validity and binding effect of the Original Agreement, as amended by this Amendment.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Original Agreement.

        2.  Amendments.  The Original Agreement is amended as follows:

        (a) Section 1(a) shall be amended to read in its entirety as follows:

                         Securities Purchase Agreement. The Company and the
                  Security Holder have today executed that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which the Company has agreed, among other things, to issue an aggregate of 1,142,857 shares (the "Initial Shares") of the common stock of the Company, par value $.001 per share, (the "Common Stock")


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                  to the Security Holder or their successors, assigns or
                  transferees (collectively, the "Holders"). In addition, pursuant to the terms of the Securities Purchase Agreement and the transactions contemplated thereby, the Company has entered into an agreement (the "Warrant Agreement") whereby the Company has issued to the Security Holder warrants (the "Warrants") exercisable for an aggregate of 350,000 shares of Common Stock (the "Warrant Shares"). The number of Warrant Shares is subject to adjustment upon the occurrence of stock splits, recapitalizations and similar events occurring after the date hereof, as set forth in the Warrant Agreement. Further, the Company and the Security Holder have executed as of October 16, 2001, an additional Securities Purchase Agreement (the "Subsequent Securities Purchase Agreement") pursuant to which the Company has issued to the Security Holder a Subordinated Secured Convertible Note (the "Convertible Note") the terms of which provide that the Security Holder may, at its election, convert all or a portion of the outstanding principal and interest into shares of Common Stock (the "Conversion Shares"). The number of Conversion Shares is subject to adjustment upon the occurrence of stock splits, recapitalizations and similar events occurring after the date hereof, as set forth in the terms of the Convertible Note.

        (b) Section 1(b) shall be amended to read in its entirety as follows:

                         Definition of Securities. The Initial Shares, the
                  Warrant Shares (whether the Warrant Shares have been exercised and issued or are currently exercisable by the holder of the Warrants pursuant to the terms and conditions of the Warrant Agreement), and the Conversion Shares (regardless whether the Security Holder has elected to convert any portion of the Convertible Note or any Conversion Shares have been issued by the Company) are collectively herein referred to as the "Securities."

        (c) Section 2.1(a) shall be amended to read in its entirety as follows:

                         Registration of Registrable Securities. From the date
                  hereof and continuing until the termination of this Agreement, the holders of 51% of the Registrable Securities currently outstanding and/or exercisable may deliver to the Company one or more written requests that all or any portion of the Registrable Securities be registered pursuant to the terms of this Agreement (each a "Registration Request"). Within thirty-one (31) days after any Registration Request, the Company shall prepare and file a registration statement to effect the registration under the Securities Act of all or any portion of the Registrable Securities which relate (or, because of the indeterminable number thereof, which could reasonably be deemed to relate) to the Securities; all to the extent requisite to permit the public disposition of such Registrable Securities so to be registered. The Company shall use its best efforts to cause the Registration Statement which is the subject of this Section 2.1(a) (the "Registration Statement") to be declared effective by the Commission upon the earlier to occur of (i) 120 days after the date of the Registration Request, (ii) 90 days following the filing of the


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                  Registration Statement contemplated by this Section 2.1, or
                  (iii) ten (10) business days after receipt of a "no review" or similar letter from the Commission (the "Required Effectiveness Date"). Notwithstanding the foregoing, the fact that the Company has effectively registered any of the Registrable Securities will not, of itself, remove any restrictions on the ability of the Security Holder to conduct public sales of the Company's Common Stock pursuant to the terms and conditions set forth in the Subsequent Securities Purchase Agreement. Nothing contained herein shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder. As a result, should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the holders thereof upon exercise of the Warrants or the Conversion of the Convertible Note described in Section 1 above, the Company shall be required to promptly file a separate registration statement (utilizing Rule 462 promulgated under the Exchange Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to such separate registration statement as if it were an amendment to the Registration Statement.

        (c) Section 3 shall be amended to include the following definitions:

                  "Conversion Shares": As defined in Section 1.

                  "Convertible Note": As defined in Section 1.

                  "Registrable Securities": The Securities and any securities issued or issuable with respect to such Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or any adjustment otherwise provided for in the Securities Purchase Agreement, the Subsequent Securities Purchase Agreement, the Warrant Agreement or the Convertible Note. Once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been distributed in accordance with such registration statement, (b) they shall be have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they shall have ceased to be outstanding, (e) on the expiration of the applicable Registration Maintenance Period or (f) any and all legends restricting transfer thereof have been removed in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act. The Securities shall constitute Registrable Securities while owned by (a) the Purchaser or any Affiliate (as those terms are defined in the Subsequent Securities Purchase Agreement) or (b) a transferee of at least 100,000 of the Initial Shares, the Warrant Shares or the Conversion Shares.

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                  "Subsequent Securities Purchase Agreement": As defined in
                  Section 1.

        3. Ratifications. The terms and provisions of the Original Agreement, as modified by this Amendment, are hereby ratified and confirmed and shall continue in full force and effect. The Company and the Security Holder hereby acknowledge and agree that the Original Agreement, as amended hereby, is and shall remain in full force and effect and is and shall continue to be the legal, valid and binding obligation of the Company and the Security Holder, as applicable, enforceable against them in accordance with their respective terms.

        4. Representations and Warranties. The Company hereby represents and warrants to the Security Holder that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of the Company (b) this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms;
(c) there is no provision of law, in the charter or bylaws of the Company, and no provision of any existing mortgage, contract, lease, indenture or agreement binding on the Company which would be contravened by the making or delivery of this Amendment, or by the performance or observance of any of the terms hereof;
(d) the execution, delivery and performance of this Amendment does not require any approval or consent of, or filing or registration with, any governmental or any other agency or authority, stockholders or any other party or, if such approval or consent is required, the same has been obtained; and (e) as of the date hereof no default or event of default is in existence and the Company is not otherwise in default or breach of any provision of the Original Agreement, as amended hereby.

        5. Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Security Holder shall affect the representations, warranties and covenants or the right of the Security Holder to rely upon them.

        6. Further Assurances. The Company agrees that at any time and from time to time, upon the written request of the Security Holder, it will execute and deliver such further documents and do such further acts and things as the Security Holder may reasonably request in order to fully effect the purposes of this Amendment.

        7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        8. Applicable Law. This Amendment shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

        9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Company and the Security Holder, and their respective successors, permitted assigns, heirs and personal representatives, except the Company may not assign or transfer



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any of its respective rights or obligations hereunder without the prior written consent of Security Holder.

        10. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        11. ENTIRE AGREEMENT. THE ORIGINAL AGREEMENT, AS AMENDED HEREBY, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        12. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.





                            [Signature Page Follows]



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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                PROSOFTTRAINING.COM

                                By:
                                   ---------------------------------------------
                                Name:  Jerrell M. Baird
                                Title: Chief Executive Officer

                                Address:    3001 Bee Caves Road, Suite 300
                                            Austin, Texas  78746
                                Telephone:  (512) 328-6140
                                Fax:        (512) 328-5239
                                Attn:       Chief Executive Officer


                                HUNT CAPITAL GROWTH FUND II, L.P.

                                By:    HUNT CAPITAL GROWTH, L.P.
                                       its general partner

                                       By:  HUNT CAPITAL
                                            MANAGEMENT, L.L.C., its
                                            general partner

                                            By:
                                                --------------------------------
                                                Name:   J.R. Holland, Jr.
                                                Title:  President

                                            Address:    1601 Elm Street
                                                        4000 Thanksgiving Tower
                                                        Dallas, Texas 75201
                                            Telephone:  (214) 720-1600
                                            Fax:        (214) 720-1662
                                            Attn.:      Thomas J. Fowler, Esq.





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